UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2022

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 14, 2022, Columbia Care Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”). The Initial Form 8-K included a press release announcing financial results for the quarter ended September 30, 2022 (the “Earnings Release”) and provided an investor presentation to accompany the press release (the “Investor Presentation”), furnished as Exhibits 99.1 and 99.2, respectively, to the Initial Form 8-K. On the same day, the Company also hosted a conference call to discuss financial and operating results for the third quarter (the “Earnings Call”) and filed the Company’s Form 10-Q for the quarter ended September 30, 2022 (the “Form 10-Q”).

The Company is furnishing this Amended Report on Form 8-K (this “Form 8-K/A”) to correct an isolated typographical error with respect to the Q3 2022 retail and wholesale revenue growth percentages (the “Figures”), which are 2.3% and 3.3%, respectively, that were included in the Earnings Release and were referenced in the Investor Presentation and on the Earnings Call. The Figures were correctly reported as 2.3% and 3.3% in the Form 10-Q. Although the Figures are not material, the Company is, through this Form 8-K/A, updating its Earnings Release and Investor Presentation in order to include the correct Figures (the “Revised Earnings Release” and the “Revised Investor Presentation”). This typographical correction only relates to the Earnings Release and the Investor Presentation for the third quarter of 2022, and no prior quarters are implicated or impacted. For purposes of clarity, there are no changes to total revenue, the total revenue growth rate or any figures contained in the Form 10-Q. This Form 8-K/A, including the exhibits attached hereto, amends, restates and supersedes in its entirety the Initial Form 8-K, including the exhibits attached thereto.

Item 2.02.	Results of Operations and Financial Condition.

On November 18, the Company issued the Revised Earnings Release and the Revised Investor Presentation. A copy of the Revised Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Revised Investor Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. This Form 8-K/A is not intended to, nor does it, reflect events occurring after the filing of the Initial Form 8-K, and the Earnings Release and Investor Presentation are not being modified or updated in any way other than to reflect the changes described above.

The information furnished under this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 14, 2022 (Revised November 18, 2022)

99.2	Investor Presentation, dated November 14, 2022 (Revised November 18, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Derek Watson
Name:	Derek Watson
Title:	Chief Financial Officer

Date: November 18, 2022